SUPPLEMENT TO THE PROSPECTUSES AND THE STATEMENTS OF ADDITIONAL INFORMATION

                       CREDIT SUISSE GLOBAL SMALL CAP FUND
                CREDIT SUISSE TRUST - GLOBAL SMALL CAP PORTFOLIO

     The following information supersedes certain information in the funds' Prospectuses and Statements of Additional Information.

     THE FOLLOWING WILL SUPPLEMENT THE DESCRIPTION OF GOAL AND STRATEGIES AND PORTFOLIO INVESTMENTS FOUND IN THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL
INFORMATION:

     The fund may invest up to 20% of its net assets in emerging markets securities. The principal risks associated with such investments include foreign securities risk and market risk. These risks are discussed in further detail in the Prospectus under "A Word About Risk." Additional risks include currency, information and political risks, and are discussed further under "Risk Factors."

     OTHER CONTRARY INFORMATION IN THE PROSPECTUSES OR STATEMENTS OF ADDITIONAL INFORMATION IS ALSO SUPERSEDED.

Dated: May 23, 2005                                         16-0505
                                                            for
                                                            WPISF
                                                            ADGPV
                                                            CSGPV
                                                            TRGSC
                                                            2005-014